UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SHAKE SHACK INC. 225 VARICK STREET, SUITE 301 NEW YORK, NY 10014 SHAKE SHACK INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in SHAKE SHACK INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Vote Virtually at the Meeting* June 12, 2024 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/SHAK2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49968-P05869 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49969-P05869 1. Election of Directors- Terms expiring at the 2027 Annual Meeting of Stockholders. For Nominees: 01) Sumaiya Balbale 02) Charles Chapman III 03) Jeffrey Lawrence 2. Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. For 3. Approval, on an advisory basis, of the compensation of our Named Executive Officers. For 4. Approval, on an advisory basis, of the frequency of future Say-on-Pay votes. 1 Year 5. Approval of the Company’s 2025 Incentive Award Plan. For NOTE: You may attend and vote during the Annual Meeting via the Internet. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.